Exhibit 99.1

Hubbell Incorporated Prices Offering of Senior Notes Due 2031

SHELTON, CT (March 3, 2021) — Hubbell Incorporated (NYSE: HUBB) (“Hubbell” or the “Company”) today announced that it has successfully priced an offering of $300 million aggregate principal amount of 2.300% senior notes maturing in 2031.

The offering is expected to close on March 12, 2021, subject to customary closing conditions. Net proceeds from the offering, together with cash on hand, are expected to be used to redeem in full all of the Company’s outstanding 3.625% Senior Notes due 2022 in an aggregate principal amount of $300 million, which have a stated maturity date of November 15, 2022, and to pay any premium and accrued interest in respect thereof.

BofA Securities, Inc., J.P. Morgan Securities LLC and HSBC Securities (USA) Inc. acted as joint book-running managers for the offering.

Hubbell has filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), including a prospectus for the offering to which this press release relates. The registration statement became effective upon filing. You should read the prospectus in that registration statement, any applicable prospectus supplement and the other documents that Hubbell has filed with the SEC for more complete information about the Company and this offering before making any investment decision. A copy of any prospectus or prospectus supplement relating to any such transaction may be obtained for free from the SEC’s website at www.sec.gov. Copies of the prospectus and the prospectus supplement can be obtained by contacting BofA Securities, Inc. at dg.prospectus_requests@bofa.com or calling toll-free 1-800-294-1322, J.P. Morgan Securities LLC at 383 Madison Ave. New York, NY 10179, Attention: Investment Grade Syndicate Desk, 3rd Floor, or calling collect at 212-834-4533, or HSBC Securities (USA) Inc., 452 Fifth Avenue, New York, New York 10018, Attention: Transaction Management Group, or calling toll-free at 866-811-8049.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes described herein or any other securities, nor shall there be any sale of these notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About Hubbell

Hubbell is an international manufacturer of high quality, reliable electrical products and utility solutions for a broad range of customer and end market applications. With 2020 revenues of $4.2 billion, Hubbell operates manufacturing facilities in the United States and around the world. The corporate headquarters is located in Shelton, CT.

Forward Looking Statements

This press release may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements about the Company’s expected capital resources, liquidity, financial performance, pension funding, and results of operations and are based on the Company’s reasonable current expectations. In addition, all statements regarding the expected financial impact of the integration of acquisitions, adoption of updated accounting standards and any expected effects of such adoption, restructuring plans and expected associated costs and benefits, intent to repurchase shares of common stock, and change in operating results, anticipated market conditions and productivity initiatives are forward looking. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “should”, “plan”, “estimated”, “predict”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending,” “target”, “goals”, “scheduled”, “will likely be”, and similar words and phrases. Discussions of strategies, plans or intentions often contain forward-looking statements. Important factors, among others, that could cause the Company’s actual results and future actions to differ materially from those described in forward-looking statements include, but are not limited to: the scope and duration of the novel coronavirus, or COVID-19, global pandemic and its impact on global economic systems, the Company’s employees, sites, operations, customers, and supply chain; changes in demand for the Company’s products, market conditions, product quality, or product availability adversely affecting sales levels; ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; failure to achieve projected levels of efficiencies, cost savings and cost reduction measures, including those expected as a result of the Company’s lean initiatives and strategic sourcing plans; impacts of trade tariffs, import quotas or other trade restrictions or measures taken by the U.S., U.K. and other countries, including the recent and potential changes in U.S. trade policies; failure to comply with import and export laws; availability, costs, and quantity of raw materials, purchased components, energy and freight; changes relating to impairment of the Company’s goodwill and other intangible assets; inability to access capital markets or failure to maintain the Company’s credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; general economic and business conditions in particular industries, markets or geographic regions, as well as inflationary trends; regulatory issues, changes in tax laws including revisions or clarifications of the Tax Cuts and Job Act of 2017, or changes in geographic profit mix affecting tax rates and availability of tax incentives; major disruption in one or more of the Company’s manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in the Company’s relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect the Company’s results of operations; impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including changes in interest rates and plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of the Company’s control; changes in strategy, economic conditions or other conditions outside of the Company’s control affecting anticipated future global product sourcing levels; ability to carry out future acquisitions and strategic investments in the Company’s core businesses as well as the acquisition related costs; ability to successfully execute, manage and integrate key acquisitions, mergers, and other transactions, as well as the failure to realize expected synergies and benefits anticipated when the Company makes an acquisition; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; the ability of government customers to meet their financial obligations; political unrest in foreign countries; the impact of Brexit and other world economic and political issues; the impact of natural disasters or public health emergencies, such as the COVID-19 global pandemic, on the Company’s financial condition and results of operations; failure of information technology systems, security breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to the Company’s operations or adversely affect the Company’s internal control over financial reporting; incurring significant and/or unexpected costs to avoid manage, defend and litigate intellectual property matters; future repurchases of common stock under the Company’s common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security, environmental and conflict-free minerals; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies, including contingencies or costs with respect to pension withdrawal liabilities; improper conduct by any of the Company’s employees, agents or business partners that damages the Company’s reputation or subjects us to civil or criminal liability; the Company’s ability to hire, retain and develop qualified personnel; adverse changes in foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; transitioning from LIBOR to a replacement alternative reference rate; and other factors described in the Company’s SEC filings, including the “Business”, “Risk Factors”, and “Quantitative and Qualitative Disclosures about Market Risk” Sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Any such forward-looking statements are not guarantees of future performances and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. The Company disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

Contact:	Jonathon Murphy
Hubbell Incorporated
40 Waterview Drive
P.O. Box 1000
Shelton, Connecticut 06484
(475) 882-4000

3